Supplement dated July 11, 2025

to the Initial Summary Prospectus, Updating Summary Prospectus, and Prospectus

dated May 1, 2025 for:

Principal® Pivot Series Variable Annuity

Issued by Principal Life Insurance Company through its Principal Life Insurance Company
Separate Account B

This supplement updates information contained in the Initial Summary Prospectus, Updating Summary Prospectus, and Prospectus referenced above. Please retain this supplement for future reference.

APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

The following changes are made to the list of Underlying Mutual Funds available under the Contract contained in the above-referenced appendix.

Effective July 28, 2025, the existing row for Neuberger Berman AMT Sustainable Equity – S Class Shares is replaced with the new row below to reflect a fund name change:

Type	Portfolio Advisor/Sub-advisor	Current Expenses (Net)	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Large Blend	Neuberger Berman AMT Quality Equity Portfolio (1) – S Class Shares Neuberger Berman Investment Advisers, LLC	1.15%	25.52%	13.68%	11.18%

Classification: Company Confidential